UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 29, 2024

First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	001-11138	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Philadelphia Street
Indiana,	PA	15701
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (724) 349-7220
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FCF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 29, 2024, Brian Karrip, Executive Vice President of First Commonwealth Financial Corporation (the “Company”) and Executive Vice President and Chief Credit Officer of First Commonwealth Bank, notified the Company that he intends to retire as of August 15, 2024. In connection with Mr. Karrip’s separation from service, the Company entered into a Separation Agreement with Mr. Karrip providing for the termination of Mr. Karrip’s Employment Agreement and the settlement of his outstanding equity and non-equity incentive plan awards.
Pursuant to the Separation Agreement, the Company will continue to pay Mr. Karrip’s base salary for a period of 12 months following the termination of his employment at the current salary rate of $424,000 and provide healthcare continuation coverage at the Company’s expense under COBRA through June 30, 2025. The Company will also pay Mr. Karrip’s award under the 2024 Annual Incentive Plan at the target level of $169,600 on January 15, 2025 and pay cash in an amount equal to the value of 19,633 shares of the Company’s stock based on the 10-day average price as of August 14, 2024 in satisfaction of Mr. Karrip’s awards under the 2022-2024 Long-Term Incentive Plan (LTIP), 2023-2025 LTIP and 2024-2026 LTIP. In exchange for the foregoing consideration, Mr. Karrip will execute a release and make confidentiality and certain other covenants in favor of the Company.
On August 2, 2024, the Company issued a press release announcing Mr. Karrip’s retirement and the appointment of Brian Sohocki, Deputy Chief Credit Officer as Chief Credit Officer in accordance with the Company’s succession plan. A copy of the press release is furnished as Exhibit 99.1 to this Report.

Item 9.01	Financial Statements and Exhibits
Exhibits

99.1	Press Release dated August 2, 2024 Announcing the Retirement of Brian Karrip and the Appointment of Brian Sohocki as Chief Credit Officer.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: August 2, 2024

FIRST COMMONWEALTH FINANCIAL CORPORATION

By:	/s/ James R. Reske
Name:	James R. Reske
Title:	Executive Vice President, Chief Financial Officer and Treasurer